Exhibit A

                       AGREEMENT OF FILING OF SCHEDULE 13G

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: February 8, 2005


                                        WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                        By: Warburg Pincus & Co., as General
                                            Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                            Scott A. Arenare, Partner


                                        WARBURG, PINCUS VENTURES INTERNATIONAL,
                                        L.P.
                                        By: Warburg Pincus & Co., as General
                                            Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                            Scott A. Arenare, Partner


                                        WARBURG, PINCUS VENTURES, L.P.
                                        By: Warburg Pincus & Co., as General
                                            Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                            Scott A. Arenare, Partner

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                                        WARBURG PINCUS & CO.

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                            Scott A. Arenare, Partner


                                        WARBURG PINCUS LLC

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                            Scott A. Arenare, Member